SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  August 23, 2011

TGC INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-32472	74-2095844
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

101 E. Park Blvd., Suite 955

Plano, TX  75074

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (972) 881-1099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 23, 2011, and TGC Industries, Inc. (“TGC”), Dawson Geophysical Company (“Dawson”) and 6446 Acquisition Corp., a wholly-owned subsidiary of Dawson (“Merger Sub”) entered into an amendment (the “Amendment”) to the Agreement and Plan of Merger, dated as of March 20, 2011 (the “Merger Agreement”).  Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into TGC, with TGC continuing as the surviving corporation and a subsidiary of Dawson (the “Merger”).  At the effective time of the Merger, TGC shareholders will receive 0.188 shares of Dawson common stock for each share of TGC common stock owned.

In exchange for concessions obtained from Dawson (reflected in the Amendment), TGC agreed to Dawson's request for an extension of the termination date of the Merger Agreement from August 31, 2011 to the business day immediately following the later of the date of (a) TGC’s special meeting of shareholders to consider and vote on a proposal to approve the Merger Agreement and (b) Dawson’s special meeting of shareholders to consider and vote on a proposal to approve the issuance of shares of Dawson common stock to TGC shareholders so long as the last meeting date is not after October 28, 2011.

The Amendment also requires that (a) each of TGC and Dawson initiate the mailing of a joint proxy statement/prospectus (the “Proxy Statement/Prospectus”) to its shareholders within three business days after the registration statement on Form S-4 is declared effective by the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, and (b) the special meeting of shareholders of each of TGC and Dawson be called, convened and held on the 21st business day after the date that the mailing Proxy Statement/Prospectus is initiated to shareholders so long as the Proxy Statement/Prospectus is mailed by September 28, 2011.  Accordingly, and for illustrative purposes only, if the Proxy Statement/Prospectus were to be declared effective by the SEC on August 26th, the mailing of the Proxy Statement/Prospectus would be initiated no later than August 31st, the companies’ respective shareholder meetings would be held on September 30th and the termination date would be on October 1st.  However, if the Proxy Statement/Prospectus is not mailed by September 28, 2011, then either TGC or Dawson may terminate the Merger Agreement without a shareholder vote occurring.

Except as described above, the Amendment makes no other changes to the Merger Agreement, including the provision that extends the termination date of the Merger Agreement to October 31, 2011 if on the business date immediately following the date of the latest shareholder meeting all conditions to consummation of the Merger, other than (a) clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended or (b) the absence of any judgment, injunction, order or decree in effect, or any law, statute, rule or regulation enacted, that prohibits the consummation of the Merger, have been or are capable of being fulfilled.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment filed as Exhibit 2.1 hereto.

Item 8.01.	Other Events.

On August 23, 2011, TGC and Dawson issued a joint press release announcing both the execution of the Amendment and, subject to the terms of the Amendment, that both TGC and

Dawson have established a record date of August 29, 2011 for their respective special meetings of shareholders.  A copy of the joint press release is included herein as Exhibit 99.1 and is incorporated by reference herein.  TGC’s special meeting will be held at the offices of Haynes and Boone, LLP at 2323 Victory Ave, Suite 700, Dallas, Texas on the 21st business day after the date that the Proxy Statement/Prospectus is first mailed to TGC’s shareholders.

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Important Information For Investors and Shareholders

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  Subject to the terms of the Amendment, the transactions contemplated by the Merger Agreement between TGC and Dawson, including the proposed Merger and the proposed issuance of Dawson common stock in the Merger, will, as applicable, be submitted to the shareholders of TGC and Dawson for their consideration.  Dawson has filed with the Securities and Exchange Commission (“SEC”) Amendment No. 2 to its registration statement on Form S-4 (commission file number 333-174843) that includes a preliminary Proxy Statement/Prospectus regarding the proposed Merger.  After the registration statement has been declared effective by the SEC and subject to the terms of the Amendment, Dawson and TGC will mail the definitive Proxy Statement/Prospectus to their respective shareholders. Dawson and TGC also plan to file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF TGC AND DAWSON ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors and shareholders may currently obtain free copies of the Proxy Statement/Prospectus filed on June 10, 2011 and amended on July 20, 2011 and August 8, 2011, and will be able to obtain free copies of any further amendments to the Proxy Statement/Prospectus as well as other documents containing important information about TGC and Dawson, through the website maintained by the SEC at www.sec.gov. TGC and Dawson make available free of charge at www.tgcseismic.com and www.dawson3d.com, respectively (in the “Investor Relations” section), copies of materials they file with, or furnish to, the SEC, or investors and shareholders may contact TGC at (972) 881-1099 or Dawson at (432) 684-3000 to receive copies of documents that each company files with or furnishes to the SEC.

Participants in the Proxy Solicitation

TGC, Dawson, and certain of their respective directors and officers may be deemed to be participants in the solicitation of proxies from the shareholders of TGC and Dawson in connection with the proposed transactions.  Information about the directors and officers of TGC is set forth in its Amendment No. 1 to Annual Report on Form 10-K/A, which was filed with the SEC on April 15, 2011.  Information about the directors and officers of Dawson is set forth in its proxy statement for its 2011 annual meeting of shareholders, which was filed with the SEC on December 7, 2010. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement/Prospectus and other relevant materials filed with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
2.1	Amendment to Agreement and Plan of Merger, by and among Dawson, Merger Sub and TGC, dated August 23, 2011.
99.1	Press release dated August 23, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TGC INDUSTRIES, INC.

Date: August 24, 2011	By:	/s/ Wayne A. Whitener
Wayne A. Whitener
President and CEO (Principal Executive Officer)

INDEX TO EXHIBITS

Exhibit Number	Description
2.1	Amendment to Agreement and Plan of Merger, by and among Dawson, Merger Sub and TGC, dated August 23, 2011.
99.1	Press release dated August 23, 2011.